Exhibit 99.1

COVIA APPOINTS RICHARD NAVARRE AS PRESIDENT AND CEO

Company Announces Additional Board Changes

INDEPENDENCE, Ohio, August 21, 2019 (GLOBE NEWSWIRE) -- Covia (NYSE:CVIA), a leading provider of mineral-based and material solutions for the Industrial and Energy markets, today announced that its Board of Directors has appointed Richard Navarre President and Chief Executive Officer, effective September 1, 2019.

“I am honored the Board has chosen me to lead Covia as their President and CEO,” said Mr. Navarre. “From my experience with the Company as Board Chair and more recently, while serving as interim President and CEO, I know the exceptional quality of the people and assets at Covia. I look forward to working with our employees, customers and other stakeholders to create both near-term and long-term value.”

In conjunction with Mr. Navarre’s appointment, he will continue to serve as Covia’s Board Chair and Matthew LeBaron has been appointed to serve as the Company’s Lead Independent Director.

Mr. LeBaron commented, “We are very pleased that Rick has accepted the role of President and CEO, a position where he has demonstrated his ability to quickly create value. Combined with his long track record of successful executive leadership in the mining industry, we are confident that he is the right person to lead Covia. Rick has proven to be a valuable resource, both at the Board and executive levels, and we look forward to what the organization will accomplish under his leadership.”

Additionally, Charles Fowler announced his retirement from the Board of Directors effective August 31, 2019. The Board of Directors has appointed Jeffrey Scofield to replace Mr. Fowler on the Governance Committee. Contemporaneous with Mr. Fowler’s retirement, the permanent size of the Board will be reduced to 11 directors.

Mr. Navarre stated, “I would like to thank Chuck Fowler for his many contributions to Covia and its predecessors. For decades, he provided exceptional leadership and helped grow the organization from a small group of mines into an industry leader. Additionally, his commitment to sustainable development and community involvement is unmatched and has played a critical role in creating the culture that Covia benefits from today.”

Mr. Navarre has served as Chairman of the Board of Directors and Executive Committee of Covia since June 2018, and as interim President and Chief Executive Officer since May 2019. He has more than 35 years of leadership in the mining industry, including having previously served as the President and Chief Commercial Officer of Peabody Energy Corporation.

Mr. LeBaron joined the Board of Directors of Covia Holdings Corporation in 2018 and previously served as Chairman of the Board of Directors of Fairmount Santrol Holdings Inc. from 2010 to 2018. Mr. LeBaron is a co-founder of LeBaronBrown Industries, a private investment holding company focused on investing in industrial businesses. He was previously a Managing Director at American Securities, which he joined in 1999. Mr. LeBaron has previously served on the boards of numerous private and public companies.

About Covia

Covia is a leading provider of mineral-based material solutions for the Industrial and Energy markets, representing the legacy and combined strengths from the June 2018 merger of Unimin and Fairmount Santrol. The Company is a leading provider of diversified mineral solutions to the glass, ceramics, coatings, foundry, polymers, construction, water filtration, sports and recreation markets. The Company offers a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development further enhancing the value that Covia delivers to all of its stakeholders. For more information, visit CoviaCorp.com.

Caution Concerning Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the 2018 merger of Unimin and Fairmount Santrol, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

Investor contact:

Matthew Schlarb

440-214-3284

Matthew.Schlarb@coviacorp.com

Source: Covia

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